Revolving Credit Facility	9 Months Ended	12 Months Ended
	Mar. 31, 2024	Jun. 30, 2023
Revolving Credit Facility
Revolving Credit Facility

Note 9: Revolving Credit Facility

On December 21, 2023, the Company terminated its old credit facility with Bank of America which had a maturity on December 31, 2023, and established a new Credit Facility with White Oak Commercial Financing, LLC.

The Bank of America Credit Facility, has been fully terminated, resulting in an outstanding revolver balance of $0 million as of March 31, 2024.

White Oak Commercial Finance, LLC.

On December 21, 2023, the company entered a new credit facility with White Oak Commercial Financing, LLC with a maturity date of December 21, 2026. The new credit facility includes a $120 million asset based revolving credit facility (the “Revolving Credit Facility”). Borrowings under the new Revolving Credit Facility bear interest at the 30-day SOFR rate, subject to a floor rate of 2.00% plus a margin of 4.50% to 4.75%, depending on the level of the Company’s utilization of the facility and consolidated fixed charge coverage ratio. The effective interest rate as of March 31, 2024, was 8.77%. The Revolving Credit Facility also includes an unused commitment fee of 0.25%. Upon the reduction or termination of the commitments under the Revolving Credit Facility prior to the Revolving Credit Facility maturity date, the Company will be required to pay an early termination fee of 2.0% if reduced or terminated prior to December 21, 2024, or 1.0% if reduced or terminated after December 21, 2024, but before August 21, 2025, plus an amount of minimum interest if reduced or terminated on or prior to June 21, 2025. Maximum borrowings under the Revolving Credit Facility are calculated pursuant to a formula based on eligible accounts receivable and eligible inventory, subject to adjustment at the discretion of the lenders. The Revolving Credit Facility also contains customary representations and warranties, events of default, financial reporting requirements, and affirmative covenants, including a fixed charge coverage ratio at the end of each month (on a trailing twelve months (TTM) basis) of at least 1.0 to 1.1, and certain additional covenants, including restrictions limiting the Company’s ability to incur additional indebtedness, grant liens, pay dividends, hold unpermitted investments, or make material changes to the business. The Revolving Credit Facility is secured by a first priority security interest on the Company’s and the borrowers’ and other guarantors’ cash, accounts receivable, books and records and related assets.

The Company was in compliance with its covenants as March 31, 2024.

Revolving Credit Facility Balance consists of the following at:

($in thousands)	March 31, 2024	June 30, 2023
White Oak Revolving Credit Facility Outstanding Balance	$81,079	$—
Less: Deferred Finance Costs	(3,743)	—
Revolving Credit Facility, Net	$77,336	$—

($ in thousands)	March 31, 2024	June 30, 2023
Bank of America Revolving Credit Outstanding Balance	$—	$133,323
Less: Deferred Finance Costs	—	(42)
Revolving Credit, Net	$—	$133,281

Note 8: Revolving Credit Facility

The Company has a Revolving Credit Facility with Bank of America (the “Credit Facility”). The Credit Facility was increased from $175 million to $225 million on June 30, 2022, but was reduced to $175 million on June 30, 2023, in connection with Amendment No. 12, as defined below. The Credit Facility carries a variable annual interest rate equal to the higher of the Prime rate, Federal Funds rate plus .5% or Bank of America Libor rate plus 2%, up to January 1, 2022, and SOFR plus a spread of 2.11% thereafter. The Company executed an amendment to its Credit Facility on January 24, 2022, (retroactive to January 1, 2022), to transition the interest rate benchmark from Libor to a Secured Overnight Financing Rate (SOFR). The effective interest rate on the revolver using SOFR for the year ended June 30, 2023, was 6.00% (SOFR plus a spread of 2.11%). The effective interest rate for the year ended June 30, 2022, was 3.61%. All assets (with certain capitalized lease exceptions) and interest in the assets of the Company are pledged as collateral under the Credit Facility.

The Credit Facility, which had its original maturity on September 29, 2023, was extended for 93-days in connection with Amendment No. 13, as defined below. Management is in active discussions with lenders to renew the Credit Facility.

The Credit Facility contains certain financial covenants with which the Company is required to comply. Failure to comply with the financial covenants contained in the Credit Facility could result in an event of default. An event of default, if not cured or waived, would permit acceleration of any outstanding indebtedness under the Credit Facility. The Company obtained a waiver for non-compliance with one non-financial covenant related to its delivery of the monthly financial statements and compliance certificates for the periods pertaining to June 30, 2022, July 31, 2022, and August 31, 2022. These non-compliances resulted in events of default under the Revolving Credit Facility and accordingly, the Credit Facility was classified as a current liability as of June 30, 2022.

On April 21, 2023, certain subsidiaries of the Company, as Borrowers thereunder (the “Borrowers”), entered into an Amendment Number Twelve and Waiver (“Amendment No. 12”) to the Credit Facility. Amendment No. 12 provides for the waiver by Bank of America and the Required Lenders (as defined in the Credit Facility) of certain specified events of default under the Credit Facility, including the failure by the Borrowers to meet the Fixed Charge Coverage Ratio covenant requirement for the twelve trailing months ended November 30, 2022, December 31, 2022, January 31, 2023 and February 28, 2023 and certain other non-financial covenant breaches, and modifies the Credit Facility to, among other things, (i) suspend the Fixed Charge Coverage Ratio covenant requirement until the first calendar month end for which the Borrowers are in compliance with such requirement (the “Fixed Charge Coverage Compliance Date”), and (ii) add an additional covenant requiring the Borrowers to maintain specified minimum levels of EBITDA, which requirement will remain in effect until the Fixed Charge Coverage Compliance Date. Pursuant to Amendment No. 12, the Borrowers agreed to pay a waiver fee in the amount of approximately $180,000.

On September 13, 2023, the Borrowers entered into Amendment Number Thirteen and Waiver (“Amendment No. 13”) to the Credit Facility. Amendment No. 13 provides for the waiver by Bank of America and the Required Lenders (as defined in the Credit Facility) of certain specified events of default under the Credit Facility, as of June 30, 2023 and thereafter, including a favored Equipment Lease Guaranty with Fifth Third Bank and short-term loans known as Ogilvie Loan Transactions ranging from $7.6 million to $17.0 million during the months of June, July and August, 2023 (Note 12). The parties acknowledge these are breaches of the covenants of the Credit Facility; however, the Borrowers have requested, and the Required Lenders have agreed, to waive the Specified Events of Default and amend the Credit Facility Agreement to extend the Revolver Termination Date for a period of 93 days to December 31, 2023.

Availability under the Credit Facility is limited by the Company’s borrowing base calculation, as defined in the Credit Agreement. In addition, there is a commitment fee of 0.25% for unused credit line with fees for the twelve months ended June 30, 2023, and 2022 of

$147,000 and $141,000, respectively. Availability at June 30, 2023, was approximately $2 million with an outstanding revolver balance of $133 million. Availability at June 30, 2022, was $48 million with an outstanding revolver balance of $136 million.

Revolving Credit Facility, net consists of the following at:

($ in thousands)	June 30, 2023	June 30, 2022
Outstanding Balance	$133,323	$136,176
Less: Deferred Finance Costs	(42)	(208)
Revolving Credit Facility, Net	$133,281	$135,968